Exhibit 99.1

August 17, 2026 Nasdaq: NUAI Second Quarter 2026 Business Update

Disclaimer and Forward-Looking Statements No Offer or Solicitation This presentation (this "Presentation") has been prepared to assist interested parties in making their own evaluation of New Era Energy & Digital, Inc., a Nevada corporation ("New Era" or the "Company"), its projects and prospects. This Presentation is proprietary and may not be reproduced or otherwise disseminated, in whole or in part, without the prior written consent of New Era. This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or (ii) an offer to sell, a solicitation of an offer to buy or a recommendation to purchase any security of the Company, or its affiliates. No such offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom. Investment in any securities described herein has not been approved or disapproved by the Securities and Exchange Commission ("SEC") or any other regulatory authority nor has any authority passed upon or endorsed the merits of the offering or the accuracy or adequacy of the information contained herein. Any representation to the contrary is a criminal offense. No Representation or Warranties All information is provided "AS IS" and no representations or warranties, of any kind, express or implied are given in, or in respect of, this Presentation. To the fullest extent permitted by law in no circumstances will the Company or any of its subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this Presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. The Company has not independently verified the data obtained from these sources and cannot assure you of the data's accuracy or completeness. This data is subject to change. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of the Company. Viewers of this Presentation should each make their own evaluation of the company and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Industry and Market Data In this Presentation, the Company relies on and refers to certain information and statistics regarding the markets and industries in which the Company competes. Such information and statistics are based on the Company's management's estimates and/or obtained from third-party sources, including reports by market research firms and company filings. While the Company believes such third-party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information. The Company has not independently verified the accuracy or completeness of the information provided by the third-party sources. The Company expressly disclaims any responsibility or liability for any damages or losses in connection with the use of such information herein. Trademarks This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners, and the Company's use thereof does not imply an affiliation with, or endorsement by, the owners of such trademarks, service marks, trade names and copyrights. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, © or ® symbols, but the Company will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Forward-Looking Statements This Presentation contains "forward-looking statements." Forward-looking statements reflect the current view about future events. When used in this Presentation, the words "anticipate," "believe," "estimate," "expect," "future," "intend," "plan" or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. Such statements include, but are not limited to, statements contained in this letter relating to our business strategy, our future operating results and liquidity and capital resources outlook. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward- looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements. They are neither statements of historical fact nor guarantees of assurance of future performance. We caution you therefore against relying on any of these forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, without limitation: our ability to construct, develop, lease and maintain our flagship project; our ability to consummate a power purchase agreement; our ability to access adequate project financing, commercial borrowings and debt and equity capital markets to fund our significant anticipated capital expenditures; the impact of supply chain disruptions, labor availability, raw materials and input commodity costs and availability, and manufacturing and transportation; general business and economic conditions; environmental history, remediation, and associated risks; our ability to obtain and renew leases with our tenants on terms favorable to us, and manage our growth, business, financial results and results of operations; our ability to respond to price fluctuations and rapidly changing technology; the impact of tariffs and global trade disruptions on us and our tenants; changes in political conditions, geopolitical turmoil, political instability, civil disturbances, and restrictive governmental actions; the degree and nature of our competition; our failure to generate sufficient cash flows to service indebtedness; our expectations regarding the anticipated timeline of our cash, cash equivalents and short-term investments, future financial performance and our ability to continue as a going concern; material negative changes in the creditworthiness and the ability of our tenants to meet their contractual obligations; increases and volatility in interest rates; increased power, labor, equipment procurement, shipping, refurbishment or construction costs; a failure of our information technology systems, systems conversions and integrations, cybersecurity attacks or a breach of our information security systems, networks or processes; our inability to obtain and/or maintain necessary government or other required consents or permits; changes in, or the failure or inability to comply with, local, state, federal and applicable international laws and regulations, including related to taxation, real estate and zoning laws, and increases in real property tax rates; the impact of any financial, accounting, legal or regulatory issues or litigation that may affect us; our ability to maintain an effective system of disclosure controls and procedures and internal control over financial reporting and operations; and other factors (including the risks contained in the "Risk Factors" section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 that was filed with the SEC on March 12, 2026, and in our Form 10-Q for the quarterly period ended June 30, 2026 that was filed with the SEC on August 14, 2026). Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results. Nasdaq: NUAI | newerainfra.ai 2

Executive Summary TCDC construction permits secured, with increased scale and greater control over power position Construction permits in hand Development Structure Permit approved Drive Approach Permit approved Phase 1 plat submitted Received approval of Notice of Intent with the TCEQ to commence grading Advanced negotiations for Phase 1 PPA Would give New Era direct control of Phase 1 power (PPA in New Era's name) Phases 1 & 2 capacity increased Standard air permit filed with TCEQ would support ~550 MW for Phase 2 Phases 1 & 2 would represent 757 MW gross capacity, up from ~650 MW People & Capability • Charlie Nelson appointed Chairman & CEO • Leadership expanded with hyperscaler and large-scale infrastructure experience Corporate & Funding • $84.8M cash¹ and $270M undrawn under the Macquarie facility • Phase 1 equity more than covered by existing cash¹ and available facility capacity 1. Cash, cash equivalents and restricted cash as of June 30, 2026. Nasdaq: NUAI | newerainfra.ai 3

Charlie Nelson Chairman & CEO Ted Warner President & CFO Execution Team Strengthened Prior Experience Prior Experience Andy Casazza Chief Corporate Officer Prior Experience E. Will Gray II President, Permian Prior Experience Jose Rodriguez Chief Operating Officer Prior Experience Evan Pierce Chief Development Officer Prior Experience Leadership team grown with hands-on hyperscaler expertise Nasdaq: NUAI | newerainfra.ai Michael Johnson General Counsel & Chief Compliance Officer Darin Rovell Chief Accounting Officer Prior Experience Prior Experience 4

Nasdaq: NUAI | newerainfra.ai 5 Building the Right Way in Texas NUAI's approach aligns with Governor Abbott's directive Supplementing Texas power Behind-the-meter gas Not dependent on constrained grid capacity Protecting water resources Closed-loop liquid cooling Reclaimed water prioritized Commitment to transparency Open engagement as state audit process advances Investing in communities Jobs and training opportunities Local programs in Odessa Unimpeded by Batch Zero delays Phases 1 and 2 are islanded / behind-the-meter

TCDC at a Glance ✓ 493 acres owned ✓ Odessa, Ector County (Permian Basin energy corridor) ✓ Phased expansion toward 1.4GW ✓ Adjacent to generation assets operated by Vistra and Calpine ✓ Active community engagement Access to existing energy, water and fiber infrastructure Nasdaq: NUAI | newerainfra.ai 6

Increased Power Capacity

Finalizing direct control of Phase 1 power while expanding Phase 1 & 2 capacity to ~757 MW

Phase 1		Phase 2		Combined
207 MW	+	550 MW	=	~757 MW

Phase 1 – PPA

- **Power purchase agreement (PPA) in advanced negotiations.** Moves the Phase 1 contractual power position directly to New Era

Phase 2 – Air Permit Filed

- **Standard TCEQ air permit** filed by a subsidiary of Thunderhead Energy Solutions (Phase 2 power partner)
- **Increase to 550 MW (previously 450 MW)** reflects different generation equipment and emissions controls, allowing more capacity within the same ceiling

Phases 1 & 2 are islanded / BTM and do not require ERCOT interconnection

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Development Workstreams

Receipt of construction permits reduces site development risk

Workstream	What Moved During the Quarter	Status	Next Milestone
Construction permits	• Development Structure Permit approved • Drive Approach Permit approved • Received approval of Notice of Intent with the TCEQ to commence grading	Complete	Begin site grading in the coming weeks
Phase 1 Plat	• Submitted to the city of Odessa and Ector County	**Submitted**	Plat approval
Land	• Acquired the 54-acre corridor during the quarter; campus now 493 acres	Complete	-
Air permit	• Standard TCEQ air permit filed by a subsidiary of Thunderhead Energy Solutions (Phase 2 power partner) • Expedited permit review as application follows Texas state guidelines	**Submitted**	Air permit issued
Operator surface waivers	• Final surface waiver pending from a single leasehold operator	**Ongoing**	All waivers secured
Pipeline removal & reclamation	• 22 abandoned pipelines across 12 rights-of-way removed	**Ongoing**	Required works complete

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Odessa and Ector County Nasdaq: NUAI | newerainfra.ai NUAI is developing TCDC with the community, not around it Community Commitments • Support for Odessa library programs • Funding after-school childcare for working families Local Stakeholder Engagement • Consistent engagement with Mayor, County Judge, Rotary Club and businesses • Led directly by the senior team Economic Opportunity • Job creation and training through construction and operations • Local procurement prioritized • Meaningful future contributor to local rate and tax base 9 Gathering with local business leaders

Phase 1 Commercialization Pathway Parallel workstreams, each required for Phase 1 construction Nasdaq: NUAI | newerainfra.ai Power Negotiating PPA Stream Joint Venture Ongoing discussions Customer Lease Ongoing end tenant negotiations Construction Phase 1 Permitting Ongoing 10

Disciplined TCDC Funding Strategy

Phase 1 equity more than covered; majority of project capital raised at the asset level

Macquarie Facility (Up to $290M, 3-Year Maturity)

Term Loan A-1	$20M	Drawn
Term Loan A-2	$30M	Available Pre-Lease[1]
Term Loan A-3	$40M	Lender Discretion
Delayed Draw	$200M	Lender Discretion

$270M undrawn.

Not balance sheet cash and not an obligation to draw

What Funds What

Parent-level liquidity

Funds: Corporate liquidity, early development, Phase 1 equity contribution

Sources:
- $84.8M cash, cash equivalents and restricted cash[2]
- Macquarie Facility

Project capital

Funds: Construction and infrastructure capex

Sources:
- Raised primarily at asset level, post-lease execution
- Targeting ~80% debt
- Limits parent-level funding of multi-billion project capex

Non-Dilutive Funding Strategies for TCDC and Beyond

- Growing team and pipeline of opportunities; **capital discipline maintained** as key TCDC milestones are executed
- Strong relationships with **leading credit funds**
- Potential to support **pre and post lease development**, power contracts, land acquisition and long lead item procurement
- Additional **equipment finance** opportunities, secured on key electrical and data center infrastructure

1. Tranche A-2 is available pre-lease at Macquarie's discretion to support TCDC development.
2. As of June 30, 2026.

Nasdaq: NUAI | newerainfra.ai

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Additional Information

Fully Diluted Shares Outstanding

Security Class	Shares Outstanding	Shares Issued	Unexercised Warrants	Restricted Stock Units	Employee Options	Fully Diluted
Common Stock as of 3/31/2026	61,255,938	61,430,296	-	-	-	61,255,938
Sharon AI Payoff [(1)]	893,724	893,724	-	-	-	893,724
CMPO Registered Equity Offering [(2)]	34,328,357	34,328,357	-	-	-	34,328,357
Macquarie Equity Investment [(3)]	1,000,520	1,000,520	-	-	-	1,000,520
Bridge Loan Conversion - Zach Zhou [(4)]	1,522,389	1,522,389	-	-	-	1,522,389
First and Second Tranche Warrants (Investor Warrants) [(5)]	7,490,000	7,490,000	3,036,000	-	-	10,526,000
Warrants – De-SPAC (Public Warrants) [(6)]	-	-	5,750,000	-	-	5,750,000
Warrants – De-SPAC (Private Warrants) [(6)]	-	-	230,750	-	-	230,750
Macquarie Warrants [(7)]	-	-	400,208	-	-	400,208
Employee Options [(8)]	68,411	68,411	-	-	550,000	618,411
Executive RSU & PSU [(9)]	-	-	-	5,298,363	-	5,298,363
Total as of 8/10/2026	**106,559,339**	**106,733,697**	**9,416,958**	**5,298,363**	**550,000**	**121,824,660**

1. Represents the issuance of 893,724 shares of common stock from April 1, 2026 through August 10, 2026 to Sharon AI in connection with the Company's purchase of the remaining 50% of Texas Critical Data Centers LLC.
2. Represents 34,328,357 shares of common stock issued in an underwritten offering led by Northland Securities, including the exercise of the underwriters' option to purchase an additional 4,477,611 shares. The shares were issued at a price per share of $3.35 per share.
3. Represents 1,000,520 shares of common stock issued to Macquarie Equipment Capital Inc. at a price per share of $5.00 in connection with the entry into the Company's term loan.
4. Represents the issuance of 1,522,389 shares of common stock Mr. Zachary Yi Zhou in connection with the conversion of the Company's Amended and Restated Promissory Note upon consummation of the Company's underwritten offering.
5. Includes 7,490,000 warrants exercised by ATW AI Infrastructure II LLC ("ATW") April 1, 2026 through August 10, 2026. ATW has a total of 3,036,000 unexercised warrants remaining, at an exercise price of $2.00 per share. In certain circumstances, ATW's warrants may be exercised on a cashless basis.
6. Each of the Public Warrants and Private Warrants (the "Tradeable Warrants") entitles the holder to purchase one share of our common stock at an exercise price of $11.50 per share, subject to customary adjustments. In certain circumstances, the Tradeable Warrants may be exercised on a cashless basis.
7. Each warrant entitles Macquarie to purchase one share of our common stock at an exercise price of approximately $5.00 per share, subject to customary adjustments.
8. Represents 68,411 shares of common stock, par value $0.0001 ("common stock"), issued to a Company executives and employees in connection with net settlements of awards and as other forms of compensation from April 1, 2026 through August 10, 2026.
9. Represents an aggregate of 5,298,363 restricted stock units issued to our senior executive officers as part of their respective compensation packages. Our senior executive officers were also issued an aggregate of 9,649,418 performance stock units.

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Partner Role Development and operating capability Apollo platform company Up to $290m project-level facility $5m equity issued at $5.00 per share Energy storage solution CO2 battery technology Design, architecture, engineering BTM power partner (TCDC Phase 2) Design and engineering Modular manufacturing 14 Nasdaq: NUAI | newerainfra.ai NUAI is now advancing TCDC alongside leading counterparties already trusted by hyperscalers Institutional-Grade Partners

Nasdaq: NUAI | newerainfra.ai 15 Site Survey

Nasdaq: NUAI | newerainfra.ai 16 Proposed Design Renderings

Nasdaq: NUAI | newerainfra.ai 17 Proposed Design Renderings

NEWERA
ENERGY & DIGITAL

Thank You

For more information
www.newerainfra.ai

Investor relations

Lincoln Tan
nuai@orangegroupadvisors.com